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                                    Exhibit 3

ANGEL & FRANKEL, P.C.
Attorneys for Dynamic Classics, Ltd.,
 Debtor and Debtor-in-Possession
460 Park Avenue
New York, New York 10022-1906
(212) 752-8000
Joshua J. Angel, Esq. (JA-3288)
Laurence May, Esq. (LM-9714)
Sonya F. Lorge, Esq. (SL-1529)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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In re:                                       Chapter 11

DYNAMIC CLASSICS, LTD.,
                                             Case No. 95 B 43690 (PBA)

                        Debtor.

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              ORDER CONFIRMING SECOND AMENDED AND MODIFIED PLAN OF
                    REORGANIZATION OF DYNAMIC CLASSICS, LTD.
                                    (A&F# 51)

             Dynamic Classics, Ltd. (the "Debtor"), having filed its Second Amended and Modified Plan of Reorganization, dated February 22, 1996 ("Plan") and an Amended Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code with respect to the Plan (the "Disclosure Statement") (hereinafter, all terms in this Order not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan or the Disclosure Statement); and a hearing having been held before this Court on notice to all Creditors and other parties-in-interest to consider the adequacy of the information contained in the Disclosure Statement; and the Court having approved the Disclosure Statement pursuant to an Order dated February 28, 1996, (the "Disclosure Statement Order"), and a copy of the Plan, the Disclosure Statement, the Disclosure Statement Order and various related materials including Ballots (as defined in the Disclosure Statement Order) for soliciting acceptances or rejections of the Plan having been transmitted to all known holders of Claims, certain federal, state and local authorities and certain other designated parties-in-interest; and the solicitation of acceptances and rejections from holders of impaired Claims having been made in the manner required by this Court pursuant to the Disclosure Statement Order; and the Debtor having filed an "Errata Sheet" correcting certain errors in the Plan as filed ("the Corrections"); and hearings to consider Confirmation of the Plan and other matters relating to Confirmation having been held before this Court on May 13, 1996 and May 22, 1996 (the "Confirmation Hearing") upon notice as heretofore directed under the Disclosure Statement Order and upon the affidavits of service filed herein evidencing compliance with such noticing directions; and upon the entire record of the Bankruptcy Case and the record of the Confirmation Hearing; and the certification of Angel & Frankel, P.C. of acceptances or rejections of the Plan and the originals of the Ballots received having been filed with the Court; and upon all the proceedings heretofore had herein; and after due deliberation and sufficient cause appearing therefor;

            IT IS HEREBY FOUND AND DETERMINED that:

                        (i) The Corrections comply with all provisions of
            Section 1127 and meet the requirements of Sections 1122 and
            1123
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            of the Bankruptcy Code and do not require further disclosure and solicitation pursuant to Section 1125 of the Bankruptcy Code.

                        (ii) All Creditors, Persons, Entities and holders of
            Existing Common Stock entitled or required to receive notice of the Plan, the Disclosure Statement, the hearing on the adequacy of the Disclosure Statement and the Confirmation have received due, proper and adequate notice thereof and the Plan has been duly accepted in accordance with Section 1126 of the Bankruptcy Code by all Classes of Claims impaired under the Plan. At least one Class of impaired Claims has accepted the Plan (determined without including any acceptances by an insider of the Debtor).

                        (iii) The Plan complies with the applicable provisions
            of Chapter 11 of the Bankruptcy Code.

                        (iv) The Debtor, as proponent of the Plan, has complied
            with all applicable provisions of the Bankruptcy Code regarding both the Plan and the Disclosure Statement.

                        (v) The Plan has been proposed in good faith and not by
            any means forbidden by law.

                        (vi) The Plan specifies the Classes of Claims not
            impaired under the Plan. Classes 2, 3, 4 and 6 as designated under the Plan are not impaired under the Plan.
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                        (vii) The Plan identifies the Classes of Claims impaired
            under the Plan and specifies the treatment of Allowed Claims in such Classes. Classes 1, 5, and 7 are designated under the Plan as impaired under the Plan.

                        (viii) The Plan provides the same treatment for each
            Allowed Claim and Allowed Equity Interest in a particular Class.

                        (ix) The classification of Claims and Equity Interests
            under the Plan complies with Section 1122 of the Bankruptcy Code.

                        (x) The Plan provides adequate means for the execution
            and implementation of the Plan.

                        (xi) The treatment of Claims of the type specified in
            Sections 507(a)(1), 507(a)(3), 507(a)(4) and 507(a)(7) of the
            Bankruptcy Code under the Plan complies with the provisions of
            Section 1129(a)(9) of the Bankruptcy Code.

                        (xii) The solicitation of acceptances and rejections of
            the Plan was in good faith.

                        (xiii) All payments made or promised by the Debtor for
            services of Professional Persons or for costs and expenses associated therewith in connection with the Plan and incident to the Bankruptcy Case have been disclosed to this Court, and all such payments made before Confirmation are reasonable or, if such payments are to be fixed after Confirmation of the Plan, such
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            payments are subject to approval of this Court as reasonable.

                        (xiv) The Debtor has disclosed the identity of any
            officer, director or insider that will be employed or retained by it and the nature of any compensation for such Person.

                        (xv) The procedures by which the Ballots were
            distributed and tabulated were fair, properly conducted and complied with the Disclosure Statement Order.

                        (xvi) The Ballots accepting or rejecting the Plan have
            been timely received from the respective holders of the Class 1 Claims, Class 5 Claims and Class 7 Allowed Equity Interests.

                        (xvii) With respect to each Class, each holder of a
            Claim in such Class has accepted the Plan or will receive or retain under the Plan on account of such Claim property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on the same date.

                        (xviii) The Plan is feasible. The Debtor has
            demonstrated that there is a reasonable prospect of (i) its being able to meet the financial obligations imposed under the Plan without the need for liquidation or further financial arrangements;
            (ii) its being able to execute and deliver, or cause to be executed and delivered, all documents, agreements and/or instruments
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            provided for or required under the Plan and/or by applicable law to consummate the transactions and conveyances contemplated by the Plan; and (iii) the Debtor being able to make all payments required of it as prescribed in the Plan.

                        (xix) All fees payable under 28 U.S.C. Section 1930 have been paid, or the Plan provides for the payment of all such fees on, or prior to, the Effective Date.

                        (xx) The Plan is fair and equitable to all parties in
            interest, including, without limitation, all holders of Claims against and Equity Interests in the Debtor.

                        (xxi) The Plan does not discriminate unfairly with
            respect to each Class of Claims or Equity Interests.

                        IT IS THEREFORE,

            NOW, on motion of ANGEL & FRANKEL, P.C. counsel to the Debtor,

            ORDERED, ADJUDGED AND DECREED THAT:

            i. The findings set forth above are incorporated herein and are hereby "SO ORDERED" by this Court.

            ii. The Plan is hereby approved and confirmed in all respects except to the extent that the Plan is hereby modified, in accordance with Section 1127(a) of the Bankruptcy Code, to increase the Aggregate Limit, as that term is defined in section 4.02.05 of the Plan, by an amount equal to 5% of the amount that the aggregate of Allowed Claims in Class 5 (excluding the claims of China

National Metals I/E Corporation Xiamen Development Co. Ltd.)
exceeds $10,000.00.

            iii. Without limiting the generality of Paragraph 2 above, all agreements, documents and other undertakings as defined and described in the Plan and exhibited to the Disclosure Statement (the "Plan Documents") are hereby approved. The final form and substance of the Plan Documents shall be substantially in the form attached to the Disclosure Statement or described therein, and may be changed only by mutual consent of the parties thereto, except that no change shall be permitted except by Court order, obtained after notice and a hearing, if the change would have a material adverse effect upon a Creditor not a party to the Plan Document.

            iv. The Debtor is hereby authorized and directed to execute, deliver, implement and perform each of the Plan Documents and to take such other steps and perform such other acts as may be necessary to implement and effectuate the Plan, and is further hereby authorized and directed to execute and deliver any instrument and perform any other act that is necessary for the consummation of the Plan and the implementation of the Plan Documents, in accordance with Section 1142(b) of the Bankruptcy Code.

            v. Distributions required to be made to the holders of Allowed Claims against the Debtor shall be made as provided in the Plan.

            vi. The Plan and its provisions shall be binding upon the Debtor, any entity acquiring property under the Plan, any holder of a Claim against or Equity Interest in the Debtor, any federal, state or local authority, and any other party in interest,
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whether or not the Claim or Equity Interest of such holder or right or obligation of any party in interest is impaired under the Plan, and whether or not such holder or party in interest has accepted the Plan.

            vii. Pursuant to Section 1146(c) of the Bankruptcy Code, all of the transactions contemplated under the Plan are hereby fully exempt from any and all real property transfer tax and all other stamp or similar tax within the meaning of Section 1146(c) of the Bankruptcy Code. Pursuant to Section 1146(c) of the Bankruptcy Code, all filing officers are directed to accept for recording or filing and to record or file those Plan Documents which are intended under the Plan, or otherwise are required so as to effectuate the terms and conditions of the Plan, to be recorded or filed and which are presented to them for recording or filing immediately upon presentation thereof without payment of such taxes and without the presentation of any affidavits, instruments or returns otherwise required for recording, and the recording officer is directed to comply with the provisions of this Order.

            viii. Except as otherwise provided in the Plan, this Order, or the Plan Documents, from and after the Effective Date, the Debtor, its Estate and all of the Assets and property of the Debtor shall be discharged and released from any and all Claims and Equity Interests of any nature whatsoever, including any interest accrued thereon from and after the Relief Date. Except as otherwise provided in the Plan, this Order or the Plan Documents, from and after the Effective Date, in accordance with Section 8.1 of the Plan and to the extent provided by Section 1141 of the Bankruptcy
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Code, all Claims shall be discharged in accordance with Sections 524 and
1141 of the Bankruptcy Code. Except as otherwise provided in the Plan, this Order or the Plan Documents, from and after the Effective Date, all Entities shall, in accordance with Section 9.01 of the Plan, be precluded and enjoined from asserting against the Debtor and its property and Assets, any other or further Claim based on any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date.

            ix. Upon the Effective Date, all Existing Common Stock shall be canceled and, except as specifically prescribed in the Plan, the rights of the holders thereof shall simultaneously therewith be terminated and any and all certificates, indentures or other instruments evidencing such securities shall be canceled and of no further force or effect.

            x. Except as otherwise expressly provided in the Plan and this Order, in implementation of the discharge provided for in Paragraph 8 above, and in accordance with Articles VIII and IX of the Plan, (a) all Entities who have held, hold or may hold Claims against, or Equity Interests in, the Debtor are jointly and severally restrained and enjoined from and after the Effective Date:
(i) from commencing or continuing in any manner, directly or indirectly, any action or other proceeding of any kind with respect to any such Claim against, or Equity Interests in, the Debtor, and the property of the Debtor, with respect to any such Claim or Equity Interest; (ii) from the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree, or order against the Debtor, the property of the Debtor with
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respect to any such Claim or Equity Interest; (iii) from creating, perfecting or enforcing any encumbrance of any kind against the Debtor or against the property of the Debtor with respect to any such Claim or Equity Interest; (iv) from asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due the Debtor or against the property of the Debtor with respect to any such Claim or Equity Interest; and (v) from any act, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan or this Order relating to any Claim or Equity Interest; (b) from and after the Effective Date, all state and local governmental agencies, entities or authorities are hereby jointly and severally restrained and enjoined from commencing or continuing any action to collect, from the Debtor, or out of its property, any transfer, stamp or similar tax within the meaning of Section 1146(c) of the Bankruptcy Code.

            xi. Except as otherwise provided in the Plan, this Order or the Plan Documents, from and after the Effective Date all Claims based upon guarantees of collection, payment or performance, indemnity bonds or obligations, performance bonds, contingent liabilities arising out of the assignment of leases or contract obligations, or other similar undertakings, made or given by the Debtor prior to the Petition Date as to the obligations or performance of another or of any other Person shall be discharged, released and of no further force and effect.

            xii. From and after the Effective Date, the property and Assets of the Debtor shall be deemed to be free and clear of all liens, claims, security interests, assignments, encumbrances
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and other adverse interests of any nature and kind existing as of the Effective
Date, except as may otherwise be provided for in the Plan, this Order or the Plan Documents.

            xiii. The Debtor is required to bring any objection to a Claim, not previously commenced, within sixty (60) days after the Effective Date, or with respect to Claims for damages resulting from rejection of Executory Contracts pursuant to Article X of the Plan in accordance with said Article. The Debtor shall litigate to judgment, settle or withdraw objections to Disputed Claims, in the sole discretion of the Debtor, without notice to any party in interest.

            xiv. From and after the Effective Date, in accordance with Article XI of the Plan, payments and distributions to each holder of a Disputed Claim that ultimately becomes an Allowed Claim shall be made in accordance with the provisions of the Plan with respect to the Class of Creditors to which the respective holder of such an Allowed Claim belongs. Such payments and distributions shall be made as soon as practicable after the date that the Court enters a Final Order allowing such Claim. Payments made in accordance with
Article XI of the Plan shall not include interest on the amount of such payment from the date on which the holder of the Allowed Claim would have been entitled to receive payment if its Claim had not been a Disputed Claim. Payments shall be made as and when a Disputed Claim has become, in whole or in part, an Allowed Claim pursuant to a Final Order or agreement between the Debtor and such Claimant. The Debtor shall, and hereby is authorized and directed to, reserve a sufficient
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amount of the consideration allocated to the holders of Allowed Claims (as reasonably determined by the Debtor) so as to provide for payment of Disputed Claims as if such Claims were Allowed Claims on the Effective Date.

            xv. The commencement or continuation by or on behalf of any holder of a Claim or Equity Interest, or any Entity acting or purporting to act by, through, under or on behalf of any of the foregoing, of any action, the employment of process, or any act to assert a claim for relief against the Debtor in respect of any actions taken during the course of the Bankruptcy Case is hereby enjoined.

            xvi. Any Executory Contract not previously assumed or rejected by the Effective Date, or subject to a motion to assume or reject pending on the Effective Date, shall be deemed assumed or rejected in accordance with the Schedule to the Disclosure Statement.

            xvii. The amounts, if any, set forth in the Schedule to the Disclosure Statement with respect to each Executory Contract assumed pursuant to this Order are deemed to be the full amount of any arrearage or default under such Executory Contract on the part of the Debtor and any party to such Executory Contract is forever barred from asserting any other Claim against the Debtor with respect to any pre-Confirmation Date arrearage or default under said Executory Contract.

            xviii. The restraining provisions of Section 362(a) of the Bankruptcy Code shall continue in effect until the Effective Date, excepting, however, any act necessary or appropriate to effectuate any term or condition of the Plan required to be completed prior to the Effective Date, or as otherwise provided in the Plan, in this Order, or any prior order of the Court.

            xix. Pursuant to Article XIV of the Plan, the Court hereby retains jurisdiction of the Bankruptcy Case and all matters arising out of, or relating to, the Bankruptcy Case. The Court hereby further retains jurisdiction of these proceedings pursuant to and for the purposes of Sections 105(a), 1127 and 1142 of the Bankruptcy Code and for such purposes as may be necessary or useful to aid the Confirmation and consummation of the Plan and implementation of the Plan's provisions.

            xx. Except as may otherwise be provided in the Plan, as to all distributions and payments to be made pursuant to the Plan, the Debtor shall act as the disbursing agent and shall establish such accounts as it deems necessary or appropriate to effectuate payments and distributions as provided for in the Plan.

            xxi. Upon the Effective Date the Creditors' Committee shall be dissolved and its members discharged and said committee shall have no further authority or function regarding implementation of the Plan, administration of the Assets, or otherwise.

            xxii. As of the Effective Date, all notices of appearance filed by any Entity in the Bankruptcy Case shall be deemed withdrawn and such Entity shall not be entitled to any post-Effective Date notification of post-Effective Date matters, hearings, pleadings or other proceedings filed or commenced by, or with respect to, the Debtor or regarding any aspect of the Plan, the Assets or otherwise, except as may be ordered by the Court.

            xxiii. Any Entity desiring to receive post-Effective Date notice as may be given by the Debtor or as directed by the Bankruptcy Court shall serve upon the parties designated in Section 13.04 of the Plan and file with the Clerk of the Court, a post-Effective Date notice of appearance.

            xxiv. From and after the Effective Date, in accordance with Section
7.04 of the Plan, with respect to any Entity which fails to claim any Cash or distribution under the Plan within the time provided in the Plan, such distribution shall be deemed Unclaimed Property and such Entity shall forfeit all rights thereto, and to any and all future payments, and thereafter the Claim shall be treated as a Disallowed Claim.

            xxv. On the Effective Date, Reorganized Dynamic, on its own behalf and as representative of the Debtor's Estate, shall release unconditionally, and shall be deemed to release unconditionally, MG Holding Corp. and its officers and directors from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Bankruptcy Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place before, on or after the Petition Date and to the Effective Date in any way relating to the Debtor (before, on or after the Petition Date), the Chapter 11 Case, or the Modified
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Plan; provided, however, that the foregoing release shall not apply to any action or omission that constitutes actual fraud or criminal behavior.

            xxvi. Notwithstanding anything to the contrary contained in this Order, in no event shall the Effective Date occur or be deemed to have occurred until all of the conditions precedent in the Plan have been satisfied, unless specifically waived by the Entity having the right to so waive.

Dated:      New York, New York
            May   , 1996

                                                ______________________________
                                                United States Bankruptcy Judge